SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 21, 2005
Date of report (Date of earliest event reported)

FSI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17276	41-1223238

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota	55318

(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On June 21, 2005, FSI International, Inc. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of this Form 8-K:

     Exhibit 99       Press Release dated June 21, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
By /s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: June 21, 2005

Exhibit Index

Exhibit	Description
99	Press release dated June 21, 2005